UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2005

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15381	36-3498354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 West 10th Street, West Point, Georgia	31833

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (706) 645-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 20, 2005, the Company filed its Plan of Reorganization and related Disclosure Statement with the U.S. Bankruptcy Court for the Southern District of New York. On January 21, 2005, the Company issued a press release with respect to the filing of its Plan of Reorganization. Copies of the press release, the Plan of Reorganization and the Disclosure Statement are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
Exhibit No.	Description

99.1	Press release dated January 21, 2005
99.2	Plan of Reorganization
99.3	Disclosure Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPOINT STEVENS INC.
(Registrant)

Date: January 26, 2005	By:	/s/ Christopher N. Zodrow

Christopher N. Zodrow
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 21, 2005
99.2	Plan of Reorganization
99.3	Disclosure Statement